TARGET SMALL CAPITALIZATION GROWTH PORTFOLIO,
a series of The Target Portfolio Trust

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

January 21, 2015

Dear Shareholder:

I am writing to ask you to vote on an important proposal (the "Proposal") whereby all of the assets of the Target Small Capitalization Growth Portfolio (the "Target Portfolio"), a series of The Target Portfolio Trust (the "Trust"), would be acquired by Prudential Jennison Small Company Fund, Inc. (the "Prudential Fund," and together with the Target Portfolio, the "Funds"), and the Prudential Fund would assume all of the liabilities of the Target Portfolio (the "Reorganization"). The Trust is a Delaware statutory trust and the Prudential Fund is a Maryland corporation. The shareholders' meeting (the "Meeting") is scheduled for Wednesday, April 15, 2015 at 3:00 p.m. Eastern time.

The Board of Trustees of the Trust has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of the Target Portfolio for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with similar investment objectives and policies to those of the Target Portfolio, and will allow you to enjoy a substantially larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail.  Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet.  Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone.  Have your proxy card available. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction, future purchases will automatically be made in shares of the Prudential Fund. The Reorganization is expected to occur on or about the close of business on May 1, 2015, if shareholder approval is obtained by the April 15, 2015 meeting date. If the meeting is adjourned, the Reorganization may occur on a different date.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-866-828-6929 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker
President

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TARGET SMALL CAPITALIZATION GROWTH PORTFOLIO,
a series of The Target Portfolio Trust

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Target Small Capitalization Growth Portfolio (the "Target Portfolio"), a series of The Target Portfolio Trust (the "Trust"), a Delaware statutory trust, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102, on Wednesday, April 15, 2015, at 3:00 p.m. Eastern time, for the following purposes:

1.  To approve or disapprove a Plan of Reorganization under which the Target Portfolio will transfer all of its assets to, and all of its liabilities will be assumed by, the Prudential Jennison Small Company Fund, Inc. (the "Prudential Fund"), a Maryland corporation, and the Target Portfolio will be dissolved (the "Proposal"). In connection with this proposed transfer and dissolution, each whole and fractional share of Class T shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of the Prudential Fund, each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of the Prudential Fund, and outstanding shares of the Target Portfolio will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of the Trust has fixed the close of business on January 15, 2015 as the record date for the determination of the shareholders of the Target Portfolio entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs
Secretary

Dated: January 21, 2015

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at the Trust's website at www.prudentialfunds.com/fundchanges.

The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee	Sarah Clark, Trustee
		u/t/d 7/1/85
C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA
		New Jersey

PROSPECTUS AND PROXY STATEMENT
for
TARGET SMALL CAPITALIZATION GROWTH PORTFOLIO,
A SERIES OF THE TARGET PORTFOLIO TRUST
and
PROSPECTUS
for
PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521
Dated January 21, 2015

Acquisition of the Assets and Assumption of the Liabilities of
Target Small Capitalization Growth Portfolio
By and in Exchange for Shares of Prudential Jennison Small Company Fund, Inc.

This combined Proxy Statement and Prospectus ("Prospectus/Proxy Statement") is being furnished to the shareholders of the Target Small Capitalization Growth Portfolio (the "Target Portfolio"), a series of The Target Portfolio Trust (the "Trust"), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting of shareholders of the Target Portfolio and at any adjournments or postponements thereof (the "Meeting").

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102 on Wednesday, April 15, 2015 at 3:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about February 6, 2015.

The purpose of the Meeting is for shareholders of the Target Portfolio to vote on a Plan of Reorganization (the "Plan") under which the Target Portfolio will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, the Prudential Jennison Small Company Fund, Inc. (the "Prudential Fund"), a Maryland corporation, in exchange for shares of the Prudential Fund, which will be distributed to shareholders of the Target Portfolio, and the subsequent cancellation of shares of the Target Portfolio and its liquidation and dissolution (the "Reorganization"). In connection with this proposed transfer and dissolution, each whole and fractional share of Class T shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of the Prudential Fund and each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of the Prudential Fund. Each of the Target Portfolio and the Prudential Fund is a "Fund" and together are referred to as the "Funds."

If the shareholders of the Target Portfolio approve the Plan, they will become shareholders of the Prudential Fund.

The investment objectives and policies of the Funds are similar. The investment objective of the Target Portfolio is to seek maximum capital appreciation, while the investment objective of the Prudential Fund is to seek capital growth. The Prudential Fund seeks to achieve this objective by investing in securities whose price will increase over time, as determined by the Fund's investment subadviser, Jennison Associates LLC ("Jennison"). The Prudential Fund invests under normal circumstances at least 80% of its investable assets in equity and equity-related securities of small, less well-known companies that Jennison believes are relatively undervalued. Jennison currently considers small companies to be those with a market capitalization less than the largest market capitalization of the Russell 2500 Index at the time of investment. In deciding which stocks to buy, Jennison uses a blend of both value and growth styles. Jennison looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that they believe have attractive valuations, and should experience superior earnings growth on an intermediate term basis. The Target Portfolio seeks to achieve its objective by investing in the stocks of small companies that the Portfolio's investment subadvisers, Eagle Asset Management, Inc. ("Eagle") and Emerald Mutual Fund Advisers Trust ("Emerald"), believe will experience earnings growth at a rate faster than that of the U.S. economy in general. The Target Portfolio normally invests at least 80% of its investable assets in common stocks of small companies. The Target Portfolio considers small companies to be those companies with market capitalizations comparable to those in the Russell 2000 Growth Index. Certain important differences in the Funds' policies, such as the differences in the Funds' considerations of small capitalization companies, the investment styles and the Prudential Fund's ability to invest in a broader array of securities (e.g., equity securities which may include structured notes, nonconvertible preferred stocks and convertible securities), are explained in more detail below.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Prudential Fund that you should know about before voting. You should retain it for future reference. Additional information about the Prudential Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The Prospectus for the Prudential Fund, dated November 24, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information ("SAI") for the Prudential Fund, dated November 24, 2014, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated January 21, 2015, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for the Prudential Fund for the fiscal year ended September 30, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Prudential Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for the Target Portfolio (attached as Exhibit A), the Prospectus for the Prudential Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Prudential Fund's Annual Report to shareholders for its fiscal year ended September 30, 2014 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Target Portfolio and the Prudential Fund into a single mutual fund. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that the shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan. The Target Portfolio does not currently expect to significantly sell or otherwise dispose of any investments prior to the implementation of the Reorganization, except pursuant to transactions made in ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If the Target Portfolio were to significantly sell its investments in anticipation of the Reorganization, the Target Portfolio could generate capital gains for shareholders if such gains exceeded the Target Portfolio's available capital loss carryforwards.

The Target Portfolio is a series of the Trust, an open-end investment company that is organized as a Delaware statutory trust. The Prudential Fund, an open-end investment company that is organized as a Maryland corporation.

If the shareholders of the Target Portfolio vote to approve the Plan, the assets of the Target Portfolio will be transferred to, and all of the liabilities of the Target Portfolio will be assumed by, the Prudential Fund in exchange for an equal dollar value of shares of the Prudential Fund. Shareholders of the Target Portfolio will have their Class T and Class R shares exchanged for Class Z and Class R shares, respectively, of the Prudential Fund of equal dollar value based upon the value of the shares at the time the Target Portfolio's assets are transferred to the Prudential Fund. After the transfer of assets and exchange of shares has been completed, the Target Portfolio will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of the Target Portfolio and will become a shareholder of the Prudential Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of the Trust and the Board of Directors of the Prudential Fund have determined that the proposed Reorganization is in the best interests of the Target Portfolio and the Prudential Fund, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board of Trustees of the Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Target Portfolio at the close of business on January 15, 2015 (the "Record Date") will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Target Portfolio. The approval of the Plan requires the affirmative vote of a 1940 Act Majority (as defined below).

Under the Investment Company Act of 1940, as amended (the "1940 Act"), majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Target Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Target Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Target Portfolio (the "1940 Act Majority").

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Policies and Principal Risks of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Prudential Fund, you should read the Prospectus (enclosed as Exhibit B) for the Prudential Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Prudential Fund's SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives and policies of the Funds are similar. The investment objective of the Target Portfolio is to seek maximum capital appreciation, while the investment objective of the Prudential Fund is to seek capital growth. The Prudential Fund seeks to achieve this objective by investing in securities whose price will increase over time, as determined by Jennison. The Prudential Fund invests under normal circumstances at least 80% of its investable assets in equity and equity-related securities of small, less well-known companies that Jennison believes are relatively undervalued. Jennison currently considers small companies to be those with a market capitalization less than the largest market capitalization of the Russell 2500 Index at the time of investment. In deciding which stocks to buy, Jennison uses a blend of both value and growth styles. Jennison looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that they believe have attractive valuations, and should experience superior earnings growth on an intermediate term basis. The Target Portfolio seeks to achieve its objective by investing in the stocks of small companies that Eagle and Emerald believe will experience earnings growth at a rate faster than that of the U.S. economy in general. The Target Portfolio normally invests at least 80% of its investable assets in common stocks of small companies. The Target Portfolio considers small companies to be those companies with market capitalizations comparable to those in the Russell 2000 Growth Index. Certain important differences in the Funds' policies, such as the differences in the Funds' consideration of small capitalization companies, the investment styles and the Prudential Fund's ability to invest in a broader array of securities (e.g., equity securities which may include structured notes, nonconvertible preferred stocks and convertible securities), are noted in greater detail below.

The subadvisers to the Target Portfolio are Eagle and Emerald, and the subadviser to the Prudential Fund is Jennison, an affiliate of the investment manager of both Funds, Prudential Investments LLC (the "Manager" or "PI").

Comparison of Investment Policies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund's subadviser. The principal investment policies and strategies of each Fund are similar, and are reflected in detail in the table below. Although the Prudential Fund generally may invest in a broader array of securities (e.g., equity securities which may include structured notes), due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

As shown in the tables below, based upon the investment policies and restrictions of the Funds, the Target Portfolio may have greater exposure to companies with smaller market capitalizations, may invest in derivatives without limit and during its most recent fiscal period had higher portfolio turnover, which during this period may have resulted in increased transaction costs for the Target Portfolio as compared to the Prudential Fund. In addition to common stocks, the Prudential Fund may invest in a broader array of securities (e.g., nonconvertible preferred stocks, structured notes, and convertible securities) and may participate in the initial public offering market. Although the Funds use different strategies to obtain exposure to investments, the Funds have similar risk profiles.

Policy	The Target Portfolio	The Prudential Fund
Investment Objective	The investment objective is maximum capital appreciation.	The investment objective is capital growth.
Principal Investments/Investment Strategy

The Target Portfolio seeks investments that will increase in value. To achieve this objective, the Target Portfolio will invest in the stocks of small companies that the subadvisers believe will experience earnings growth at a rate faster than that of the U.S. economy in general.

The Prudential Fund will seek investments whose price will increase over time. Jennison looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that it believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis. In deciding which stocks to buy, Jennison uses a blend of both value and growth styles.

Policy	The Target Portfolio	The Prudential Fund
Equity and Equity-Related Securities	The Target Portfolio normally invests at least 80% of its investable assets in common stocks of small companies.
Small companies are those companies with market capitalizations comparable to those in the Russell 2000 Growth Index. As of July 31, 2014, the Russell 2000 Growth Index median market capitalization was approximately $807 million, and the largest company by market capitalization was $6.68 billion. Market capitalization is measured at the time of purchase.	The Prudential Fund normally invests at least 80% of our investable assets in equity and equity-related securities of small, less well-known companies that Jennison believes are relatively undervalued.
Jennison currently considers small companies to be those with a market capitalization less than the largest market capitalization of the Russell 2500 Index at the time of investment. The market capitalization within the index will vary, but as of September 30, 2014, the median market capitalization was approximately $1.008 billion and the largest company by market capitalization was approximately $11.215 billion.
The Prudential Fund is diversified and typically will include stocks representing all of the sectors in the Russell 2500 Index.
In addition to common stocks, the Prudential Fund may invest in other equity-related securities, including nonconvertible preferred stocks, structured notes, and convertible securities—like bonds, corporate notes and preferred stocks—that it can convert to a company's common stock, the cash value of common stock, or some other equity security. The Prudential Fund may participate in the initial public offering (IPO) market.
Portfolio Turnover	During the Target Portfolio's most recent fiscal period, the portfolio turnover rate was 74% of the average value of its portfolio.	During the Prudential Fund's most recent fiscal year, the portfolio turnover rate was 41% of the average value of its portfolio.
Performance Benchmark	Russell 2000 Growth Index Russell 2000 Index	Russell 2500 Index S&P SmallCap 600 Index

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds.

Principal Risks	The Target Portfolio	The Prudential Fund
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.	Yes	Yes
Risk of Increase in Expenses. Your actual cost of investing in a Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.	Yes	Yes
Small Company Risk. Small company stocks present above-average risks. This means that when stock prices decline overall, the Fund may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.	Yes	Yes
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which a Fund invests could go down. A Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
The Prudential Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. To the extent the Prudential Fund does invest in such companies, the Fund is not likely to receive significant dividend income on its portfolio securities.	Yes	Yes

Principal Risks	The Target Portfolio	The Prudential Fund
Blend Style Risk. The Prudential Fund's blend investment style may subject the Fund to risks of both value and growth investing. The portion of the portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause a Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.	No, although the Target Portfolio is subject to Style Risk.	Yes
Initial Public Offerings Risk. The Funds may participate in the initial public offering ("IPO") market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if a Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns. The effects of IPOs on the performance of a Fund depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.	No, although the Target Portfolio may participate in the IPO market, it is not a principal strategy of the Target Portfolio.	Yes
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.	Yes, although this is not specifically disclosed as a principal risk of the Target Portfolio, such risk is a principal risk of the Target Portfolio.	Yes

Principal Risks	The Target Portfolio	The Prudential Fund
Market Risk. The securities markets are volatile and the market prices of the Funds' securities may decline. Securities fluctuate in price based on changes in an issuer's financial condition and overall market and economic conditions. If the market prices of the securities owned by a Fund fall, the value of your investment in the Fund will decline.	Yes	Yes
Style Risk. The risk that the particular investment style followed by a Fund may be out of favor for a period of time.	Yes	No, although the Prudential Fund is subject to Blend Style Risk.

Comparison of Other Policies

Temporary Defensive Investments. In response to adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits each Fund's ability to achieve its investment objectives, but may help to preserve each Fund's assets.

Investments in Affiliated Funds. Each Fund may also invest its assets in affiliated money market funds or open-end short-term bond funds. The affiliated funds are registered investment companies under the 1940 Act. Each Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Funds to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in those asset classes, and will subject the Funds to the risks associated with the particular asset class. As a shareholder in the affiliated funds, each Fund will pay its proportional share of the expenses of the affiliated funds. The affiliated funds, however, do not pay a management fee to the Manager. Thus, shareholders of each Fund are not paying management fees for the Fund as well as the affiliated funds. The investment results of the portions of each Fund's assets invested in the affiliated funds will be based on the investment results of the affiliated funds.

Money Market Instruments. Each Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Prudential Fund may also invest in bonds, which are fixed income obligations with maturities of more than one year. Generally, the Fund will purchase only "investment-grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Fund may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above as determined by the investment subadviser.

Real Estate Investment Trusts. The Prudential Fund may invest in the equity securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders.

U.S. Government Securities. The Target Portfolio may invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The Target Portfolio may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like Government National Mortgage Association ("GNMA" or "Ginnie Mae") obligations. Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and the Student Loan Marketing Association ("SLMA" or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. The Target Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Repurchase Agreements. The Target Portfolio may use repurchase agreements, where a party agrees to sell a security to the Target Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Target Portfolio, and is, in effect, a loan by the Target Portfolio. Repurchase agreements are used for cash management purposes only.

Reverse Repurchase Agreements and Dollar Rolls. The Target Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements are considered a borrowing by a fund. Borrowing, including repurchase agreements and reverse repurchase agreements, shall not exceed 20% of the value of the Target Portfolio's total assets.

The Target Portfolio also may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Target Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Target Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked-to-market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Target Portfolio may decline below the price of the securities the Target Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

Convertible and Preferred Securities. The Target Portfolio may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. These are securities—such as bonds, corporate notes and preferred stock—that we can convert into the company's common stock or some other equity security.

Foreign Securities. The Prudential Fund may invest in securities of non-US issuers, which we refer to as foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. Foreign securities may include securities from emerging markets. We do not consider American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in US markets to be foreign securities.

Short Sales. The Prudential Fund may make short sales of a security. This means that the Prudential Fund may sell a security that it does not own, which it may do, for example, when the investment subadviser thinks the value of the security will decline. The Prudential Fund generally borrows the security to deliver to the buyers in a short sale. The Prudential Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risks, including potentially unlimited losses. The Prudential Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Prudential Fund will lose money if the price of the security increases between the time of the short sale and the date when the Prudential Fund replaces the borrowed security. The Prudential Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Prudential Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Prudential Fund gives up the opportunity for capital appreciation in the security.

Derivative Strategies. The Target Portfolio may use various derivative strategies without limit to try to improve its returns, while the Prudential Fund generally does not utilize derivatives. The Target Portfolio may also use hedging techniques to try to protect its assets. The Target Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that it will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. The Target Portfolio may use derivatives to try to reduce risk or to increase return consistent with its overall investment objective. The Target Portfolio will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Target Portfolio's underlying positions and this could result in losses to the Target Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Target Portfolio uses derivative strategies, it designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the SEC.

Futures Contracts and Related Options. The Target Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Target Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Additional Strategies

The Funds also follow certain policies when they borrow money (the Target Portfolio may borrow up to 20% of the value of its total assets and the Prudential Fund may borrow up to 33 1/3% of the value of its total assets). The Funds hold illiquid securities (up to 15% of their net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Fund, summarizes the differences between them and provides a brief discussion of the 1940 Act's requirements with respect to such restrictions.

Fundamental Restriction	Target Small Capitalization Growth Portfolio ("Target Portfolio")	Prudential Small Company Fund ("Prudential Fund")	Differences and Brief Discussion
Borrowing	The Target Portfolio may not issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, swaps, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.
For purposes of this restriction, under the 1940 Act, the Portfolio can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Portfolio must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.	The Prudential Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
		For purposes of this restriction, if the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.	There are no materials differences between the Funds' restrictions. The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Fundamental Restriction	Target Small Capitalization Growth Portfolio ("Target Portfolio")	Prudential Small Company Fund ("Prudential Fund")	Differences and Brief Discussion
Concentration	The Target Portfolio may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.
For purposes of this restriction, the Target Portfolio relies on The North American Industry Classification System, but such reliance is not a fundamental policy of the Target Portfolio. The North American Industry Classification System (NAICS) was developed under the direction and guidance of the Office of Management and Budget (OMB) as the standard for use by Federal statistical agencies in classifying business establishments for the collection, tabulation, presentation, and analysis of statistical data describing the U.S. economy. Use of the standard provides uniformity and comparability in the presentation of these statistical data. NAICS is based on a production-oriented concept, meaning that it groups establishments into industries according to similarity in the processes used to produce goods or services. NAICS replaced the Standard Industrial Classification (SIC) system in 1997.

The Prudential Fund may not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

There are no material differences between the Funds' restrictions. Neither Fund concentrates its assets in a single industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.

Fundamental Restriction	Target Small Capitalization Growth Portfolio ("Target Portfolio")	Prudential Small Company Fund ("Prudential Fund")	Differences and Brief Discussion
Underwriter

The Target Portfolio may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolio may purchase restricted securities without limit.

The Prudential Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

There are no material differences between the Funds' restrictions. The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. While the Target Portfolio states that it may purchase restricted securities without limit, as a practical matter its purchases of restricted securities are limited by the SEC's limit of 15% on holdings of illiquid securities.

1940 Act Diversification	The Target Portfolio may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by Section 5(b)(1) of the 1940 Act or any successor provision on the requirements applicable to diversified investment companies.
The Target Portfolio may not purchase more than 10% of all outstanding voting securities of any one issuer.	The Prudential Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this investment restriction, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.
The Fund also has a non-fundamental investment restriction under which it may not purchase more than 10% of the outstanding voting securities of any one issuer

There are no material differences between the Funds' restrictions. Both Funds are classified as "diversified" funds under the 1940 Act. A "diversified" fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Funds' restrictions on purchasing more than 10% of the outstanding voting securities of any one issuer are more restrictive than the 1940 Act requirement, because they extend to 100% of the Fund's total assets, rather than 75% of the Fund's total assets.

Fundamental Restriction	Target Small Capitalization Growth Portfolio ("Target Portfolio")	Prudential Small Company Fund ("Prudential Fund")	Differences and Brief Discussion
Loans

The Target Portfolio may not make loans, except through (1) repurchase agreements and (2) loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets. For purposes of this limitation on securities lending, the value of the Portfolio's total assets includes the collateral received in the transactions.

The Prudential Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

The Prudential Fund's policy on making loans is less restrictive than that of the Target Portfolio, in that it exempts the acquisition of debt securities in general from what is considered the making of a loan, while the Target Portfolio's fundamental investment restriction exempts only repurchase agreements from what is considered the making of a loan. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC and the SEC staff frequently treat repurchase agreements as loans.)
Margin Purchases

The Target Portfolio may not purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

The Prudential Fund does not have a fundamental policy regarding the purchase of securities on margin, but it does have a non-fundamental policy under which it may not purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Prudential Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

While one is fundamental and the other non-fundamental, the Funds' policies regarding purchases of securities on margin are not materially different. The exception for initial or variation margin applies to options and futures for the Target Portfolio but only to financial futures for the Prudential Fund. The 1940 Act does not require funds to have a fundamental policy on the purchase of securities on margin.

Fundamental Restriction	Target Small Capitalization Growth Portfolio ("Target Portfolio")	Prudential Small Company Fund ("Prudential Fund")	Differences and Brief Discussion
Real Estate

The Target Portfolio may not buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

The Prudential Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Prudential Fund's fundamental investment restriction on real estate is less restrictive than the Target Portfolio's, in that it permits the Prudential Fund to exercise rights relating to real estate securities. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).
Commodities	The Target Portfolio does not have a fundamental policy on investing in commodities.

The Prudential Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

While the Target Portfolio does not have a fundamental policy on commodities, as a practical matter its practices are similar to those of the Prudential Fund in that it does not invest in physical commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Fundamental Restriction	Target Small Capitalization Growth Portfolio ("Target Portfolio")	Prudential Small Company Fund ("Prudential Fund")	Differences and Brief Discussion
Short Sales

The Target Portfolio may not make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

The Prudential Fund does not have a similar fundamental investment restriction, but it does have an investment policy under which it may invest up to 25% of its net assets in short sales (except that short sales "against the box" are not subject to this limitation).

While the Prudential Fund does not have a fundamental policy on short sales, as a practical matter its ability to engage in short sales is essentially similar to that of the Target Portfolio's. The 1940 Act does not require funds to have a policy on short sales.
Investments for Control or Management	The Target Portfolio may not make investments for the purpose of exercising control or management.	The Prudential Fund does not have a similar policy.	The 1940 Act does not require funds to have a policy on investing for purposes of control or management.

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions. The Funds comply with SEC staff positions regarding asset segregation or cover obligations with respect to investments that may be considered to involve borrowing or leverage under the 1940 Act.

As a non-fundamental operating policy, the Target Portfolio may not invest in the securities of other investment companies, except that subject to certain restrictions, the Target Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions.

From time to time, the Target Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Target Portfolio, and the acquisition is determined to be beneficial to the Target Portfolio's shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under the investment restrictions above or any percentage investment limitation of the 1940 Act or rules thereunder, if the Target Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Target Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Target Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Although not fundamental restrictions, the Prudential Fund may not:

•  Purchase more than 10% of the outstanding voting securities of any one issuer.

•  Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

•  Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

•  Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.

•  Notwithstanding the non-fundamental investment restriction regarding investment in securities of other non-affiliated investment companies above, so long as the Fund is also a fund in which one or more of the Prudential Asset Allocation Funds, which are series of the Prudential Investment Portfolios, Inc. (Registration Nos. 33-61997, 811-7343) may invest, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Certain Federal Tax Consequences of the Reorganization."

Comparison of Organizational Structures

Description of Shares and Organizational Structure

The Target Portfolio operates pursuant to an Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws. The Prudential Fund operates pursuant to a charter, which includes its Articles of Incorporation and supplements, corrections and amendments thereto ("Charter"), and By-Laws. The Target Portfolio is governed by a Board of Trustees and the Prudential Fund is governed by a Board of Directors. We refer to these each as a "Board" and sometimes refer separately to "Trustees" or "Directors." We have summarized below certain rights of shareholders of each of the Target Portfolio and the Prudential Fund to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the Declaration of Trust and By-Laws of the Trust, and the Charter and By-Laws of the Prudential Fund, for more complete information.

The Target Portfolio

The Target Portfolio is a series of the Trust, an open-end, diversified, management investment company organized as a Delaware statutory trust.

The shareholders of the Target Portfolio are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of the Target Portfolio are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes. Pursuant to the 1940 Act, shareholders of the Target Portfolio must approve changes in certain investment policies of the Fund. In accordance with the Trust's Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Target Portfolio is entitled to its portion of all of its assets after all debts and expenses have been paid.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

The Prudential Fund

The Prudential Fund is an open-end, diversified, management investment company organized as a Maryland corporation.

The authorized common stock of the Prudential Fund is 1.25 billion shares, with a par value of $.01 per share. The Prudential Fund's authorized common stock has been divided into eight classes, designated Class A, Class B, Class C, Class M, Class Q, Class R, new Class X and Class Z capital stock, each of which consists of 300 million, 75 million, 100 million, 25 million, 225 million, 225 million, 25 million and 275 million authorized shares, respectively. Class M and new Class X shares are authorized but no Class M or new Class X shares are outstanding as of the date of this Proxy Statement/Prospectus.

Each class of common stock of the Prudential Fund represents an interest in the same assets of the Prudential Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z and Class Q shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z, Class Q, and Class R shares are offered exclusively for sale to a limited group of investors.

In accordance with the Prudential Fund's Charter, the Board may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

Shares of the Prudential Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Prudential Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class share (with the exception of Class Z shares and Class Q Shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Prudential Fund is entitled to its portion of all of such Fund's assets after all debt and expenses of the Prudential Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z and Class Q shareholders, whose shares are not subject to any distribution and/or service fees.

The Prudential Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Prudential Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of a majority of the Prudential Fund's outstanding shares.

Under the Charter, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. All consideration received by the Prudential Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related therein. The Board does not intend to authorize the creation of additional series at the present time.

The Board has the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Board have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

Shareholder Meetings

Place of Meeting. The Trust and the Prudential Fund may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Trust and the Prudential Fund are not required to hold annual meetings of their shareholders in any year in which the election of Directors or Trustees is not required to be acted upon under the 1940 Act.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast of the meeting, as required by federal law, including the 1940 Act, shall constitute a quorum for the Funds.

Adjournments. The Target Portfolio can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. For the Prudential Fund, whether or not a quorum is present, the chairman of the meeting may, without further notice, adjourn a meeting from time to time to a date not more than 120 days after the original record date for the meeting.

Amendments to Charter/Declaration of Trust

The Trust Board is entitled to amend the Declaration of Trust without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendments to the Prudential Fund's Charter generally require the approval of the Prudential Fund's Board and at least a majority of the votes entitled to be cast. However, the Board may amend the Charter to change the name of the Prudential Fund, or change the designation or par value of shares, without shareholder approval. Under Maryland law, the Prudential Fund's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares, without shareholder approval.

Amendment of By-Laws

The Trust's By-Laws can be amended by majority vote of the shareholders or by the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

The Prudential Fund's By-Laws can be amended by the affirmative vote of a majority of all votes entitled to be cast by the shareholders or by the affirmative vote of not less than two-thirds of the Board.

Board of Directors/Trustees

Number of Members. As for the Trust, the number of Trustees shall be at least two (2) and no more than fifteen (15) and as shall be determined from time to time under the Declaration of Trust. The Prudential Fund's Board may change the number of Directors to any number from three (3) to twenty (20).

Removal of Board Members. As for the Trust, the Trustees may remove any Trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of Trustees prior to such removal, and any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares. The Prudential Fund's shareholders may remove a Director, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Directors.

Board Vacancies. A vacancy on the Board of the Trust may be filled by a majority of the Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees. A vacancy on the Prudential Fund's Board may be filled only by a majority of the remaining members of the Board, even if the remaining Directors do not constitute a quorum.

Limitation on Liability of Directors/Trustees and Officers. The Declaration of Trust of the Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee, and shall be liable to the Trust and its shareholders solely for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust.

Maryland law and the Prudential Fund's Charter provide that, to the extent allowed by law, Directors and officers will not be liable to the Prudential Fund or its shareholders for monetary damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action; provided that no Director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification of Directors/Trustees, Officers, Employees and Agents. The Trust's By-Laws provide that the Trust shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

The Prudential Fund's Charter provides for indemnification of Directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former Directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the Director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the Director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. However, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

Liability of Shareholders

The Trust's Declaration of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of the Trust of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Under Maryland law, the Prudential Fund shareholders generally have no personal liability for the debts or obligations of the Prudential Fund as a result of their status as shareholders.

Termination and Dissolution

The Trust may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Dissolution of the Prudential Fund requires the affirmative vote of a majority of all the votes entitled to be cast on the matter. However, under Maryland law, the Prudential Fund may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

Under investment management agreements with each of the Trust on behalf of the Target Portfolio (the "Target Portfolio Management Agreement") and the Prudential Fund (the "Prudential Fund Management Agreement"), Prudential Investments LLC (the "Manager" or "PI"), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, manages the Funds' investment operations and administers their business affairs and is responsible for supervising Eagle Asset Management, Inc. ("Eagle") and Emerald Mutual Fund Advisers Trust ("Emerald") as the subadvisers for the Target Portfolio and Jennison as the subadviser for the Prudential Fund. Pursuant to the Target Portfolio Management Agreement and the Prudential Fund Management Agreement, PI, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds' corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian and transfer agent. Each of the Target Portfolio Management Agreement and the Prudential Fund Management Agreement is a "Management Agreement" and together are referred to as the "Management Agreements." The management services of PI to the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI and its predecessors have served as manager or administrator to investment companies since 1987. PI is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of September 30, 2014, PI had total assets under management of approximately $243.8 billion.

PI and the Prundential Fund operate under an exemptive order (the "Order") from the SEC that generally permits PI to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Prudential Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Prudential Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.

PI and the Prudential Fund have filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to unaffiliated subadvisers to certain subadvisers under the Order that are affiliates of PI ("affiliated subadvisers"). If such relief is granted by the SEC, PI, with the approval of the Prudential Fund's Board, would be able to hire unaffiliated and/or affiliated subadvisers to manage all or a portion of the Prudential Fund's assets without obtaining shareholder approval. PI would also have the discretion to terminate any subadviser and allocate and reallocate the Fund's assets among any other subadvisers (including terminating an unaffiliated subadviser and replacing it with an affiliated subadviser). PI, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadviser without shareholder approval. There can be no assurance that such relief will be granted by the SEC. PI and the Prudential Fund will be subject to any new conditions imposed by the SEC.

Subadvisers and Portfolio Managers.

The Target Portfolio

Eagle Asset Management, Inc. ("Eagle") was founded in 1976 and is an autonomous wholly-owned subsidiary of Raymond James Financial, Inc. The firm provides an array of equity and fixed-income investing strategies to a variety of individual and institutional clients, both domestically and abroad. As of July 31, 2014, Eagle had approximately $25.7 billion in assets under management. Eagle's address is 880 Carillon Parkway, St. Petersburg, FL 33716. Eagle has served as a subadviser to the Target Portfolio since July 2008.

Bert L. Boksen, CFA serves as the lead portfolio manager of the portion of the Portfolio managed by Eagle. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He has 33 years of investment experience. He earned a BA in Business from City College of New York in 1970, and an MBA in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst ("CFA"). Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 15 years of investment experience as an analyst and research associate. He holds a BA in economics from Washington and Lee University and earned his MBA from the University of Southern California. Mr. Mintz received his Chartered Financial Analyst designation in 2000.

Emerald Mutual Fund Advisers Trust ("Emerald") is a wholly-owned subsidiary of Emerald Advisers, Inc. ("Emerald Advisers") and was established to allow for Emerald Advisers to serve in a subadvisory capacity for mutual funds and other registered investment companies. Emerald Advisers is a wholly-owned subsidiary of parent company Emerald Asset Management, incorporated in August 1991. Emerald Asset Management is 100% ESOP owned with all Emerald employees receiving beneficial ownership by participating. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the general public through quality separate account management and sub-advised mutual funds since 1992. As of July 31, 2014, Emerald Advisers had approximately $2.7 billion in assets under management. Emerald Advisers is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald has served as a subadviser to the Target Portfolio since January 2012.

Kenneth G. Mertz II, CFA, is Chief Investment Officer and President of Emerald Advisers and part of the Small Cap Portfolio Management team. Previously, Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees' Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund's endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.

Stacey L. Sears is Senior Vice President and has been a member of the Small Cap Portfolio Management team since 2002. Ms. Sears has been employed by Emerald since 1992 and maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies and is primarily responsible for Emerald's portfolio management related client communications. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.

Joseph W. Garner is Director of Research and a member of the Small Cap and Mid Cap Portfolio Management teams. Mr. Garner's research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner served as President of the Millersville University Foundation and previously served as Chair of the Board's Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

The Prudential Fund

Jennison Associates LLC ("Jennison") is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, New York 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of October 31, 2014, Jennison managed in excess of $185 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Mr. Mullman has been managing institutional small cap portfolios since 1996 and was named Portfolio Manager of the Prudential

Fund in May 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leveraged buyouts, Employee Stock Ownership Plan financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately-placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received a BA in economics from the College of the Holy Cross and an MBA from Yale University. He is a member of The New York Society of Security Analysts and the CFA Institute.

Jason M. Swiatek, CFA, is a Managing Director of Jennison, which he joined in August 2000. He was named Co-Manager of Small Cap portfolios in September 2005 and Co-Manager of SMid Cap portfolios in November 2013. Prior to Jennison, Mr. Swiatek was with Prudential, which he joined in 1995 as a financial reviewer for the asset management group. In 1996, he moved to Prudential's global growth equities team before joining the Small Cap equity team in January 1999. Prior to Prudential, Mr. Swiatek worked at Munistat/PFA, Inc. and the Center for Entrepreneurship. Mr. Swiatek received a BS, summa cum laude, in finance from Canisius College. He is a member of The New York Society of Security Analysts and the CFA Institute.

The portfolio managers for the Prudential Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Investment Management Fees

Each of the Target Portfolio Management Agreement and the Prudential Fund Management Agreement provide that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days nor less than 30 days written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PI for each Fund, as well as the investment management fees paid by each Fund to PI for the past fiscal periods set forth below.

The Target Portfolio

Management Fee Rate: 0.60% of average daily net assets. During 2014, the Target Portfolio changed its fiscal year-end from October 31st to July 31st. The figures shown below are for the fiscal period from November 1, 2013 through July 31, 2014, and the fiscal years ended October 31, 2013, 2012 and 2011.

Fees Paid to PI:

Fiscal period ended July 31, 2014	$619,601
Fiscal year ended October 31, 2013	$700,480
Fiscal year ended October 31, 2012	$587,312
Fiscal year ended October 31, 2011	$587,312

The Prudential Fund

Management Fee Rate: 0.70% of average daily net assets to $1 billion, and 0.65% of average daily net assets over $1 billon.

Fees Paid to PI:

Fiscal year ended September 30, 2014	$21,497,231
Fiscal year ended September 30, 2013	$19,360,768
Fiscal year ended September 30, 2012	$18,092,982

Distribution Plan

Prudential Investment Management Services LLC ("PIMS") serves as the principal underwriter and distributor for both Funds. Each of the Trust and the Prudential Fund have adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class T and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class R	0.75% of the Fund's average daily net assets attributable to Class R shares
Class T	None
Class Z	None

•  The above table only reflects each Fund's share classes that are involved in the Reorganization. The Target Portfolio only offers Class T shares and Class R shares; the Prudential Fund does not offer Class T shares.

•  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Funds through January 31, 2016 (Prudential Fund) and November 30, 2016 (Target Portfolio).

•  Class Z and Class T shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class T of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class Z shares of the Prudential Fund; and (ii) each whole and fractional share of Class R of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class R shares of the Prudential Fund. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

The price an investor pays for a Fund share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Funds will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Funds will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds' portfolio securities do not materially affect NAV. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price ("NOCP") on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter ("OTC") market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or PI under procedures established by and under the general supervision of each Funds' respective Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. The Funds' securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI or subadviser (or Valuation Committee or Board) does not represent fair value ("Fair Value Securities"), are valued by the Valuation Committee or Board in consultation with the subadviser or PI, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by PI or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the subadviser, PI, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or PI believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that PI determines that one or more portfolio securities constitute Fair Value Securities, PI's Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one percent or more of the Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, minutes of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Funds use a service provided by a pricing vendor to fair value foreign Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation "trigger" determined by the Board. The fair value prices of foreign Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the NAV per share is determined.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

Generally, we will value the Funds' futures contracts at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or PI, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAV of Class R shares of each Fund's shares will generally be lower than the NAV of Class A shares of each Fund, if applicable, as a result of the larger distribution-related fee to which Class R shares are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will be able to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price. A Fund that invests in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards have adopted policies and procedures designed to discourage or prevent frequent trading activities by shareholders. In an effort to prevent such practices, the Funds' transfer agent monitors trading activity on a daily basis. The Funds have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Funds' Chief Compliance Officer ("CCO"). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Funds' transfer agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Funds do not have any arrangements intended to permit trading of their shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class T, Class R shares and Class Z shares are sold at NAV without an initial sales charge. The Prudential Fund currently does not offer Class T shares and the Target Portfolio only offers Class T and Class R shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Trust and the Prudential Fund, at NAV per share at the time of exchange without a sales charge. However, the Class T shares of the Target Portfolio may only be exchanged for other Class T shares of the other series of the Trust (since no other funds in the complex offer Class T shares). If you exchange such shares for the same class of shares of another Fund, any applicable CDSC will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market—also known as "market timing"—may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Tax Information

The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	Prudential Fund	Target Portfolio
Dividends	Annually	Annually
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

*  Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Prudential Fund that will continue in effect after the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in the Prudential Fund after the Reorganization for purposes of determining any applicable CDSCs. The fees and expenses below of the pro forma Prudential Fund after the Reorganization are based on estimated expenses of the Fund during the twelve months ended September 30, 2014.

"Certain Expenses" are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses.

Shareholder Fees and Operating Expenses

Class R Shares (for the twelve months ended September 30, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio	The Prudential Fund	Pro Forma Prudential Fund After Reorganization
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio	The Prudential Fund	Pro Forma Prudential Fund After Reorganization
Management Fees	0.60%	.67%	0.67%
+ Distribution (12b-1) Fees	0.75%	.75%	0.75%
+ Other Expenses	0.28%	.17%	0.15%
= Total annual fund operating expenses	1.63%	1.59%	1.57%
– Fee waiver and/or expense reimbursement*	(0.25)%	(0.25)%	(0.25)%
= Net annual fund operating expenses after fee waiver and/or expense reimbursement	1.38%	1.34%	1.32%

Class T Shares (for the twelve months ended September 30, 2014)**

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio (Class T)	The Prudential Fund (Class Z)	Pro Forma Prudential Fund After Reorganization (Class Z)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio (Class T)	The Prudential Fund (Class Z)	Pro Forma Prudential Fund After Reorganization (Class Z)
Management Fees	0.60%	0.67%	0.67%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.28%	0.17%	0.15%
= Total annual fund operating expenses	0.88%	0.84%	0.82%
– Fee waiver and/or expense reimbursement	None	None	None
= Net annual fund operating expenses	0.88%	0.84%	0.82%

*  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Funds through January 31, 2016 (Prudential Fund) and November 30, 2016 (Target Portfolio).

**  The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Prudential Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. The Target Portfolio only offers Class T and Class R shares.

Full Redemption—Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class R Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$140	$490	$863	$1,912
The Prudential Fund	136	477	842	1,868
Pro Forma Prudential Fund After Reorganization	134	471	832	1,846
Class Z Shares*	One Year	Three Years	Five Years	Ten Years
The Target Portfolio (Class T)	$90	$281	$488	$1,084
The Prudential Fund (Class Z)	86	268	466	1,037
Pro Forma Prudential Fund After Reorganization (Class Z)	84	262	455	1,014

*  The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

No Redemption—Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class R Shares	One Year	Three Years	Five Years	Ten Years
TheTarget Portfolio	$140	$490	$863	$1,912
The Prudential Fund	136	477	842	1,868
Pro Forma Prudential Fund After Reorganization	134	471	832	1,846
Class Z Shares*	One Year	Three Years	Five Years	Ten Years
The Target Portfolio (Class T)	$90	$281	$488	$1,084
The Prudential Fund (Class Z)	86	268	466	1,037
Pro Forma The Prudential Fund After Reorganization (Class Z)	84	262	455	1,014

*  The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

The Target Portfolio

Annual Total Returns % (Class T shares)1

1  The total return for Class T shares from January 1, 2014 through September, 2014 was -5.01%.

BEST QUARTER: 21.32% (2nd quarter of 2009) WORST QUARTER: -25.84% (4th quarter of 2008)

Average Annual Total Returns % (as of December 31, 2013)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class T shares %
Return Before Taxes	35.21	19.76	6.01	—
Return After Taxes on Distributions	35.21	19.76	6.01	—
Return After Taxes on Distribution and Sale of Fund Shares	19.93	16.17	4.84	—
Class R shares %
Return Before Taxes	34.63	19.19	—	5.36 (8/22/06)
Index % (reflects no deduction for fees, expenses or taxes)
Russell 2000 Growth Index	43.30	22.58	9.41	—
Russell 2000 Index	38.82	20.08	9.07
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Small-Cap Growth Funds Average	42.29	22.41	8.95	—

°  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

The Prudential Fund

Annual Total Returns % (Class A shares)1

1  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver and the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return for Class A shares from January 1, 2014 through September 30, 2014 was 2.67%.

BEST QUARTER: 18.28% (2nd quarter of 2009) WORST QUARTER: -26.95% (4th quarter of 2008)

Average Annual Total Returns % (including sales charges) (as of December 31, 2013)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class B shares	28.38	19.59	9.66	—
Class C shares	32.24	19.79	9.75	—
Class Q shares	34.74	N/A	N/A	15.98 (11/29/10)
Class R shares	33.97	20.33	N/A	10.67 (5/10/04)
Class Z shares	34.60	20.95	10.81	—
Class A shares % (including sales charges)
Return Before Taxes	26.85	19.29	9.94	—
Return After Taxes on Distributions	24.06	18.74	8.79	—
Return After Taxes on Distribution and Sale of Fund Shares	17.30	15.73	7.92	—
Index % (reflects no deduction for fees, expenses or taxes)
Russell 2500 Index	36.80	21.77	9.81	—
S&P SmallCap 600 Index	41.31	21.37	10.65
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Small-Cap Core Funds Average	36.82	20.34	9.14	—

°  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

REASONS FOR THE REORGANIZATION

The Trustees of the Trust and the Directors of the Prudential Fund (collectively, the "Directors"), including all of the Trustees who are not "interested persons" of the Trust on behalf of the Target Portfolio and all of the Directors of the Prudential Fund who are not "interested persons" of the Prudential Fund (collectively, the "Independent Directors"), have unanimously determined that the Reorganization would be in the best interests of the Target Portfolio and the Prudential Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

At a meeting held on December 10, 2014, PI advised the Directors that, as of December 9, 2014, the Target Portfolio had net assets of approximately $152,087,419, while the Prudential Fund had assets of approximately $3,319,296,456 at that date and that the Target Portfolio's net assets were less than 10% of the Prudential Fund's net assets. Accordingly, as a result of the Reorganization, shareholders would enjoy a greater asset base over which fund expenses may be spread.

PI advised the Directors that pro forma expenses based on average annual net assets for the 12-month period ended September 30, 2014 were lower than the Target Portfolio's and were not expected to increase for the Prudential Fund as a result of the Reorganization and the pro forma expenses based on net assets as of September 30, 2014 were lower for the Target Portfolio and were not expected to increase for the Prudential Fund as a result of the Reorganization.

In recommending approval of the Plan, PI advised the Directors that the Funds have similar investment objectives and policies. As a result, it is anticipated that the securities held by the Target Portfolio will not be sold in significant amounts in order to facilitate the Reorganization efficiently. However, to the extent dispositions of the Target Portfolio securities are made, such dispositions will result in taxable gains or losses and transaction costs to the Target Portfolio (if the dispositions are made prior to the Reorganization) or to the Prudential Fund (if the dispositions are made after the Reorganization). The Directors were also advised that the Prudential Fund had better investment performance as of the year to date, one-, three-, five- and ten-year periods ended September 30, 2014 than the Target Portfolio for the same periods.

The Directors also considered that PI and/or its affiliates would pay the costs of the Reorganization, which are currently estimated to be $281,000.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the Target Portfolio:

•  The Funds are small cap equity funds with similar investment objectives, investment restrictions and investment policies;

•  The Prudential Fund had better investment performance than the Target Portfolio for the year to date, one-, three-, five- and ten-year periods ended September 30, 2014; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Directors also considered that it is a condition to the closing of the Reorganization that the Target Portfolio and the Prudential Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the Target Portfolio.

Consequently, the Trustees of the Target Portfolio approved the Plan and recommend that shareholders of the Target Portfolio vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of the Trust on behalf of the Target Portfolio unanimously recommend that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board of the Target Portfolio will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated funds other than the Prudential Fund, adding one or more new subadvisers, including one or more affiliated subadvisers, or replacing the current subadviser with one or more subadvisers, including one or more affiliated subadviser, or having the Manager manage the assets directly, including dual hatting one or more employees of an affiliated subadvser. In the event that the shareholders of the Target Portfolio do not approve the Plan, PI may consider recommending to the Board and shareholders the liquidation of the Target Portfolio in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. Unlike the proposed Reorganization, a liquidation of the Target Portfolio would result in taxable gains or losses for most shareholders of the Target Portfolio.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Target Portfolio, including the preparation of certain documents. The Target Portfolio will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the "closing date." The closing date for the Reorganization is expected to occur on or about the close of business on or about May 1, 2015, if shareholders approve the Reorganization at the meeting. If the meeting is adjourned, the closing date may change. If shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place and the Board of the Target Portfolio will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Trust will deliver to the Prudential Fund all of the Target Portfolio's assets and the Prudential Fund will assume all of the liabilities of the Target Portfolio on the closing date. The Prudential Fund will issue to the Target Portfolio shares of the Prudential Fund of a value equal to the dollar value of the net assets delivered to the Prudential Fund by the Target Portfolio. The Target Portfolio will then distribute to its shareholders of record as of the close of business on the closing date, the Prudential Fund shares in the equivalent value and of the equivalent class) as such shareholder holds in the Target Portfolio (except that Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund). The Target Portfolio will subsequently terminate and dissolve and the Prudential Fund will be the surviving fund. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Target Portfolio may amend the Plan without shareholder approval. The Target Portfolio may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. PI and/or its affiliates will pay such expenses which are estimated to be approximately $281,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Proxy Statements	$168,000
Solicitation Expenses	$31,000
Legal Expenses	$65,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$281,000

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that the Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Prudential Fund of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio, followed by the distribution of the Prudential Fund shares received by the Target Portfolio pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Prudential Fund and the Target Portfolio each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  The shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  No gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Prudential Fund in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio except for (A) any gain or loss that may be recognized on "section 1256 contracts" as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Target Portfolio, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Portfolio due to the Reorganization. In addition, no gain or loss will be recognized by the Target Portfolio on the distribution of such shares to the shareholders of that Fund (in liquidation of the Target Portfolio);

•  No gain or loss will be recognized by the Prudential Fund upon the acquisition of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption of the liabilities, if any, of the Target Portfolio;

•  The Prudential Fund's tax basis for the assets acquired from the Target Portfolio will be the same as the tax basis of the assets when held by the Target Portfolio immediately before the transfer except for certain adjustments that may be required to be made solely as a result of the close of the Target Portfolio's taxable year due to the Reorganization or as a result of gain or loss, if any, recognized by the Target Portfolio upon the transfer, and the holding period of such assets acquired by the Prudential Fund will include the holding period of such assets when held by the Target Portfolio (except to the extent that the investment activities of the Prudential Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Target Portfolio's taxable year or on which gain was recognized on the transfer to the Prudential Fund).

•  The Target Portfolio shareholders' tax basis for the shares of the Prudential Fund received by them pursuant to the reorganization will be the same as their tax basis in the Target Portfolio shares exchanged therefor; and

•  The holding period of the Prudential Fund shares received by the shareholders of the Target Portfolio will include the holding period of the Target Portfolio shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Target Portfolio to the Prudential Fund followed by a taxable liquidation of the Target Portfolio, and the shareholders of the Target Portfolio would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Target Portfolio and the fair market value of the shares of the Prudential Fund receive in exchange therefor.

The Target Portfolio has no capital loss carryforwards as of October 31, 2014 and the Prudential Fund has no capital loss carryforwards as of September 30, 2014, their respective last fiscal tax year ends. Sales by the Target Portfolio of portfolio securities prior to the Reorganization may result in realized gains or losses on such securities. Net realized gains (if any) would be distributed to shareholders of the Target Portfolio prior to the Reorganization. Utilization of capital loss may be limited in the Prudential Fund pursuant to Section 381 through 384 of the Code.

Shareholders of the Target Portfolio should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of the Prudential Fund Shares

The Prudential Fund is organized as a corporation under the laws of the State of Maryland. The Prudential Fund is authorized to issue 1.25 billion shares of common stock, $.01 par value per share, 1.25 billion of which are designated as shares of the Prudential Fund. Details are set forth above under "Comparison of Organizational Structure—Description of Shares and Organizational Structure—the Prudential Fund."

Each class of common stock of the Prudential Fund represents an interest in the same assets of the Prudential Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Q and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, (5) Class Q, Class R, and Class Z shares are offered exclusively for sale to a limited group of investors.

In accordance with the Prudential Fund's Articles of Incorporation, the Board may authorize the creation of additional series of series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

Shares of the Prudential Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Prudential Fund. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares and Class Q shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Prudential Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Prudential Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z and Class Q shareholders, whose shares are not subject to any distribution and/or service fees.

The Prudential Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Prudential Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of the majority of the Prudential Fund's outstanding shares.

Under the Articles of Incorporation, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. All consideration received by the Prudential Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related therein. The Board does not intend to authorize the creation of additional series at the present time.

The Board has the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Board have been elected by the shareholders of the Prudential Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

The shares of the Prudential Fund that will be distributed to shareholders of the Target Portfolio will have the same legal characteristics as the shares of the Target Portfolio with respect to such matters as accessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of December 9, 2014, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Prudential Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Prudential Fund is likely to be different when the Plan is consummated.

Class R	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	$109,564,756	$48,808,529			$158,373,285
Total shares outstanding	6,644,974	1,694,243	(2,841,962	)(c)	5,497,255
Net asset value per share	$16.49	$28.81			$28.81
Class T/Class Z(a)(b)	The Target Portfolio (Class T)	The Prudential Fund (Class Z)	Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	$42,522,663	$1,692,255,750	$—		$1,734,778,413
Total shares outstanding	2,478,899	54,870,129	(1,100,084	)(c)	56,248,944
Net asset value per share	$17.15	$30.84			$30.84

(a)    The Target Portfolio only offers Class T and Class R shares.

(b)    The Prudential Fund does not offer Class T shares. Pursuant to the terms of the Reorganization, Class T shareholders of the Target Portfolio shall receive Class Z shares of the Prudential Fund.

(c)    Reflects the change in shares of the Target Portfolio upon conversion into the Prudential Fund. Shareholders of the Target Portfolio would become shareholders of the Prudential Fund, receiving shares of the Prudential Fund equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Target Portfolio on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were shares of the Target Portfolio issued and outstanding.

The presence in person or by proxy of the holders of one-third of all the votes of the Target Portfolio entitled to be voted at the Meeting is required to constitute a quorum of the Target Portfolio at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a 1940 Majority is necessary to approve the Plan. Each shareholder of the Target Portfolio will be entitled to one vote for each full share and a fractional vote for each fractional share of the Target Portfolio held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the Target Portfolio's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Target Portfolio will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a majority of the total number of shares of the Target Portfolio outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the Target Portfolio, the Target Portfolio may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Target Portfolio would only take such actions if the Target Portfolio believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the Target Portfolio generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Target Portfolio at Gateway Center Three,

100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Target Portfolio. In addition, the Target Portfolio has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Target Portfolio has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $31,000. PI and/or its affiliates will pay the costs of the Reorganization, which are approximately $281,000.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the each of the Funds. Unless noted otherwise, all information is provided as of each Fund's most recent fiscal year end.

Target Portfolio's Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The "Ownership of Fund Securities" column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. Information shown below is as of July 31, 2014.

Subadviser	Portfolio Managers	Registered Investment Companies ($MM)	Other Pooled Investment Vehicles ($MM)	Other Accounts ($MM)	Ownership of Fund Securities
Eagle Asset Management, Inc.	Bert Boksen	9/$6,782,377,162	2/$180,013,925	5,194/$3,469,416,976	None
	Eric Mintz, CFA	9/$6,782,377,162	None	5,194/$3,469,416,976	None
Emerald Mutual Fund Advisers Trust	Kenneth G.
	Mertz II, CFA	6/$1,020,000,000	None	35/$1,452,000,000	None
	Stacey L. Sears	5/$907,000,000	None	35/$1,452,000,000	None

Eagle Asset Management, Inc. ("Eagle")

COMPENSATION. Mr. Boksen and Mr. Mintz are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys; Mr. Boksen and Mr. Mintz, along with other portfolio managers, participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term; additional deferred compensation plans are provided to key investment professionals; Mr. Boksen and Mr. Mintz along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen's and Mr. Mintz's compensation with respect to the Funds and other funds managed by Mr. Boksen and Mr. Mintz. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen and Mr. Mintz also receive stock option awards as part of their annual bonus. These stock option awards vest over a three-year period. Mr. Boksen's and Mr. Mintz's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's and Mr. Mintz's benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

CONFLICTS OF INTEREST. Eagle currently holds a 51% ownership interest in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners Fund II L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Eagle's portfolio managers manage other accounts with investment strategies similar to the Funds. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Funds. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the portfolio manager(s) and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

Emerald Mutual Fund Advisers Trust ("Emerald")

COMPENSATION. Emerald has a company-wide compensation/incentive plan that includes function-specific performance reviews and corresponding incentive payments. The firm's Compensation Committee (which is comprised of members of Emerald's board of managers) can adjust an individual's salary based on job performance.

Portfolio managers are evaluated quarterly based on one and three year rolling period investment performance relative to appropriate benchmark and peer group. In addition, evaluation involves profitability of product and other duties such as research, client servicing, etc. Research personnel are evaluated based on performance, adherence to the research process, idea generation, communication skills (both oral and written) and other team-oriented assignments. Administrative, operations and compliance staff receive performance incentives based on semi-annual performance reviews. In addition, Emerald maintains a "firm-wide" discretionary annual bonus plan, where Emerald's employees are compensated by operating units including portfolio management, research, marketing, client servicing, operations and staff support. All employees share in the potential profit and growth of the company through a tax deferred retirement plan (ESOP). Upon adoption of the ESOP plan in October 2012, key employees all signed employment contracts. All other employees are subject to a six year vesting cycle.

CONFLICTS OF INTEREST. There are no material conflicts of interest regarding portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. All similar accounts trade together, and allocations are known prior to trade execution. In the event of partial fill on a trade order, the shares are pro-rated among accounts based on order size.

Prudential Fund's Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The "Ownership of Fund Securities" column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. Information shown below is as of September 30, 2014.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Fund Securities
Jennison Associates LLC	John P. Mullman	5/$11,159,493,000	4/$1,029,760,000	12/$2,397,651,000	$100,001 -
$500,000
	Jason M. Swiatek	2/$377,319,000	3/$804,552,000	12/$2,432,201,000	$100,001 -
$500,000

*  Other Accounts excludes the assets in wrap fee programs that are managed using model portfolios.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest.

Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio manager's management of a Fund's investments and investments in other accounts.

Jennison Associates LLC ("Jennison")

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager's total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and the performance of the other product strategies is also considered in determining the portfolio manager's overall compensation.

The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

•  One, three, five- year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•  Performance for the composite of accounts that includes the Fund managed by Mr. Swiatek and Mr. Mullman is measured against the Russell 2500 Index.

The qualitative factors reviewed for the portfolio managers may include:

•  The quality of the portfolio manager's investment ideas and consistency of the portfolio manager's judgment;

•  Historical and long-term business potential of the product strategies;

•  Qualitative factors such as teamwork and responsiveness; and

•  Individual factors such as years of experience and responsibilities specific to the individual's role such as being a team leader or supervisor are also factored into the determination of an investment professional's total compensation.

CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•  Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•  Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison's management of multiple accounts side-by-side.

•  Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison's affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides "seed capital" or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing "seeded" accounts alongside "non-seeded" accounts can create an incentive to favor the "seeded" accounts to establish a track record for a new strategy or product. Additionally, Jennison's affiliated investment advisers could allocate their asset allocation clients' assets to

Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•  Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•  Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•  Personal interests:

The performance of one or more accounts managed by Jennison's investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager's decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

•  Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial IPOs and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•  Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•  Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

•  Jennison has adopted a code of ethics and policies relating to personal trading.

•  Jennison provides disclosure of these conflicts as described in its Form ADV.

Portfolio Holdings

The Funds' portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in each Fund's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Funds' annual and semiannual reports are posted on the Funds' website at www.prudentialfunds.com. The Funds' portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Funds' first and third fiscal quarters, and may be accessed at www.sec.gov.

Each Fund generally posts on its website a detailed list of the Fund's portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. The Funds' detailed list of portfolio holdings will generally remain available on the website for approximately one month, at which time the list will be replaced.

In addition, the Funds may also release their top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the website and will generally be available for viewing until replaced at the end of the subsequent quarter. If the Funds recently completed a repositioning of investment policies, then the Funds may publicly release one or more of the items described above in this section subject to a 15-day delay for the period from the repositioning until the timing discussed earlier in this section becomes effective.

Portfolio holdings information which appears on the Funds' website may also be made available in printed form. When authorized by the Funds' CCO and another officer of the Funds, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Funds have entered into ongoing arrangements to make available information about the Funds' portfolio holdings. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of the Funds, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between Fund shareholders and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Funds.

2.  The request shall be forwarded to the CCO of the Funds, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Funds must be executed with the recipient of the fund holdings information.

4.  An officer of the Funds shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by the Funds' custodian bank(s).

As of the date of this Prospectus/Proxy Statement, the Funds will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Institutional Shareholder Services ("ISS"), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

•  Full holdings on a daily basis to a Fund's subadviser(s), custodian bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one subadviser, each subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the subadviser has responsibility;

•  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2.  Analytical Service Providers

•  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;

•  Full holdings on a daily basis to Performance Explorer Limited (investment research provider for funds engaged in securities lending) at the end of each day, for certain funds;

•  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (the Trust, and selected Prudential Investments Funds only);

•  Full holdings to Frank Russell Company (investment research provider) at the end of each month (the Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);

•  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);

•  Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);

•  Full holdings on a daily basis to Markit WSO Corporation (certain operational functions)(Prudential Financial Services Fund only);

•  Full holdings on a daily basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);

•  Full holdings on a daily basis to State Street Bank and Trust Company (operations service provider) (Prudential Financial Services Fund only); and

•  Full holdings on a quarterly basis to Prudential Retirement Services / Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of the Fund's fiscal quarter-end (Prudential Jennison Growth Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the CCO and PI's law department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Funds to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Funds, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Funds, see "Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind."

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Funds' disclosure of portfolio holdings to the CCO.

There can be no assurance that the policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
Target Portfolio	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	1,801,826 / 75.87%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Fund Dept	499 Washington Blvd Jersey City, NJ 07310	T	401,667 / 16.91%
	Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA	280 Trumbull St Hartford, CT 06103	R	6,404,467 / 100.00%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
Prudential Fund	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	4,398,794 / 11.78%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd, 4th Fl Jersey City, NJ 07310	A	3,232,289 / 8.66%
	Charles Schwab Co	211 Main Street San Francisco, CA 94105	A	2,762,262 / 7.40%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	A	2,567,791 / 6.88%
	DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk	711 High Street Des Moines, IA 50303	A	2,289,347 / 6.13%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd, 4th Fl Jersey City, NJ 07310	B	179,281 / 20.60%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	120,832 / 13.88%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	B	58,981 / 6.78%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	B	48,210 / 5.54%
	Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller	880 Carillon Parkway St Petersburg, Fl 33716	C	1,952,959 / 25.17%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	C	1,295,365 / 16.69%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	1,207,563 / 15.56%
	Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	C	814,306 / 10.49%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	C	485,783 / 6.26%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way # KW1C Covington, KY 41015	Q	5,522,810 / 29.39%
	Charles Schwab Co	211 Main Street San Francisco, CA 94105	Q	3,483,833 / 18.54%
	TIAA CREF Trust Co Cust/TTEE FBO Retirement Plans Which TIAA Acts As Recordkeeper Attn Trade Operations	211 North Broadway, Suite 1000 St Louis, MO 63102	Q	3,370,332 / 17.93%
	Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolutions IRA	280 Trumbull St Hartford, CT 06103	R	613,040 / 31.17%
	DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk	711 High Street Des Moines, IA 50303	R	513,968 / 26.14%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	R	202,378 / 10.29%
	Charles Schwab Co	211 Main Street San Francisco, CA 94105	Z	8,323,642 / 13.18%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd, 4th Fl Jersey City, NJ 07310	Z	7,833,105 / 12.40%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	Z	5,035,246 / 7.97%
	Vanguard Fiduciary Trust Co Attn Outside Funds	PO Box 2600 WM 613 Valley Forge, PA 19482	Z	5,015,087 / 7.93%
	Wells Fargo Bank FBO Various Retirement Plans	1525 West WT Harris Blvd Charlotte, NC 28288	Z	3,833,079 / 6.07%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

**  As record holder for other beneficial owners.

As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of the Target Portfolio.

As of the Record Date, the officers and Directors of the Prudential Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of the Prudential Fund.

ADDITIONAL INFORMATION

The Prudential Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Prudential Fund is contained in its prospectus dated November 24, 2014, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Prudential Fund is included in its SAI, dated November 24, 2014, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Prudential Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2014 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to the Prudential Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Prudential Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC's Public

Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of the Prudential Fund to be issued pursuant to the Plan will be passed upon by Foley & Lardner LLP, special Maryland counsel to the Prudential Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the Target Portfolio, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Target Portfolio for the fiscal year ended July 31, 2014 (File No. 811- 07064).

The audited financial statements of the Prudential Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Prudential Fund for the fiscal year ended September 30, 2014. (File No. 811- 03084).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Target Portfolio, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither the Trust nor the Prudential Fund is required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of Trustees or Directors, respectively, is not required to be acted upon under the 1940 Act. The Trust's Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Trust's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Trustees of the Trust intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).
B	Prospectus for the Prudential Fund, dated November 24, 2014 (enclosed).
C	The Prudential Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2014 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this 1st day of May, 2015, by and between Target Portfolio Trust (the "Trust"), a statutory trust organized under the laws of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on behalf of its series, Target Small Capitalization Growth Portfolio (the "Acquired Fund"), and Prudential Jennison Small Company Fund, Inc., a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 (the "Acquiring Company"). Together, the Acquiring Company and the Acquired Fund are sometimes referred to herein as the "Funds" and each a "Fund."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Company of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Company of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Company Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Company Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust, on behalf of the Acquired Fund, and by the Acquiring Company:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Company and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, at the Closing all of the Acquired Fund's then existing assets, and the Acquiring Company shall assume all of the Acquired Fund's liabilities. The Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Company.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations , warranties and covenants contained herein, the Acquiring Company shall at the Closing deliver to the Trust, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the "Acquiring Company Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Company and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b), except that the shareholders of the Class T shares of the Acquired Fund shall receive Class Z shares of the Acquiring Company. Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Trust agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trustees shall dissolve the Acquired Fund and the Trust, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Company Shares received by the Trust on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Company as such shareholder holds of the Acquired Fund, provided that Class T shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Company, and then the Trust shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Company and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Company Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Company Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Company shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Trust with respect to the Acquired Fund.

(d)  Ownership of Acquiring Company Shares will be shown on the books of the Acquiring Company's transfer agent. Acquiring Company Shares will be issued in the manner described in Acquiring Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Company Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Company (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures (the "Valuation Procedures") set forth in the Trust's Agreement and Declaration of Trust (the "Agreement and Declaration of Trust") and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Company shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Company's Charter and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be May 1, 2015, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Trust, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company at the Acquiring Company's Custodian, The Bank of New York Mellon. Also, the Trust, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company shall issue and deliver to the Secretary of the Trust, for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Company Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Trust, on behalf of the Acquired

Fund, that the Acquiring Company Shares have been registered in all account books of the Acquiring Company in such manner as the Trust, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Company or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, to the Acquiring Company.

The Trust, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company:

(a)  The Acquired Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Trust is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Agreement and Declaration of Trust of the Trust.

(b)  The financial statements appearing in the Trust's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2014 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The financial statements appearing in the Annual Report to Shareholders of the Acquiring Company for the fiscal year ended September 30, 2014 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(d)  The Trust has the necessary statutory trust power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Acquired Fund is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Company and the Statement of Additional Information of the Acquiring Company to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company for use therein.

5.  Representations and Warranties by the Acquiring Company to the Trust for the benefit of the Acquired Fund.

The Acquiring Company makes the following representations and warranties to the Trust:

(a)  The Acquiring Company is a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Company Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Company has been duly established in accordance with the charter (the "Charter").

(b)  The Acquiring Company is authorized to issue an unlimited number of shares of common stock, par value $0.001 per share, of Acquiring Company Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Company Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Company's Charter and by-laws, no shareholder of the Acquiring Company will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Company Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Company's Annual Report to Shareholders for the period ended September 30, 2014 (copies of which were furnished to the Acquiring Fund) have been audited by KPMG LLP and will fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquired Fund's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended March 31, 2015 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary corporate power and authority to conduct its business as such business is now being conducted.

(g)  The Acquiring Company is not a party to or obligated under any provision of the Charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Company has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Company has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Company to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Company and the Statement of Additional Information of the Acquiring Company to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, and the Acquiring Company.

The Trust, on behalf of the Acquired Fund, and the Acquiring Company make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Company Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Trust and the Acquiring Company in accordance with its terms.

(f)  The Trust and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Trust, on behalf of the Acquired Fund, and the Acquiring Company.

(a)  The Trust intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate its business as presently conducted between the date hereof and the Closing Date.

(b)  The Trust does not intend to acquire any Acquiring Company Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Trust intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Trust and the Acquiring Company intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Trust intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Company as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Company Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Company and the Statement of Additional Information of the Acquiring Company to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Trust intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Trust, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Acquiring Company execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Company title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Company Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Trust, on behalf of the Acquired Fund, and the Acquiring Company.

The consummation of the Plan with respect to the Acquiring Company and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Trust and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Company.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Trust's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Trust shall have received on the Closing Date a favorable opinion from Foley & Lardner LLP, special Maryland counsel to the Acquiring Company, dated as of the Closing Date, to the effect that:

(1)  The Acquiring Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland. The Acquiring Company has the requisite corporate power under the Charter, the By-Laws and the Maryland General Corporation Law (the "MGCL") to own its properties and assets and conduct its business substantially as described in the Registration Statement.

(2)  This Plan has been duly authorized and, based solely on the Certificate, executed by the Acquiring Company, and, assuming delivery of the Plan by the Acquiring Company, and due authorization, execution and delivery of the Plan by the Trust, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company, enforceable against the Acquiring Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(3)  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Board Resolutions and the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Company will have any preemptive rights under the Charter, the By-Laws or the MGCL to subscribe for or purchase such shares.

(4)  The execution and delivery of the Plan did not, and the performance of the Plan by the Acquiring Company of its obligations thereunder will not, violate any provision of the Charter or the By-Laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custody Agreement, (c) the Distribution Agreement and (d) the Transfer Agency and Service Agreement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Company.

(5)  So far as is known to us, no consent, approval, authorization, filing or order of any Maryland court or government authority is required to be obtained by the Acquiring Company for the consummation by the Acquiring Company of the transactions contemplated under the Plan.

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company that would be required to be disclosed in the Acquiring Company's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Trust, on behalf of the Acquired Fund;

(3)  All actions required to be taken by the Trust to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan do not, and the performance of this Plan, by the Trust, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) the Trust's Agreement and Declaration of Trust or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each as defined in the Trust's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state or federal Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, such counsel knows of no litigation or government proceeding instituted against the Trust or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h)  The Acquiring Company and the Trust with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Company, in form and substance satisfactory to the Acquiring Company and the Trust, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Company Shares and the assumption by Acquiring Company of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Company Shares and the assumption by the Acquiring Company of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Company Shares to the shareholders of the Acquired Fund, as provided for in the Plan except for (A) any gain or loss that may be recognized on "section 1256 contracts" as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Company on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Company Shares and the assumption by the Acquiring Company of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Company Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Company in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan (other than any assets treated as realized for federal income tax purposes by virtue of the closing of Acquired Fund's taxable year as of the date of the Reorganization);

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Company Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Company Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes; and

(8)  In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Company with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Company reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund's taxable year or on which gain was recognized on the transfer to the Acquiring Company).

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Trust with regard to certain matters.

(i)  The Acquiring Company Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Company with each state commission or agency with which such eligibility is required in order to permit the Acquiring Company Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Company and the Trust represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Trust or the Acquiring Company by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Trust, the Acquired Fund, or the Acquiring Company, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Trust, the Acquired Fund, the Acquiring Company, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of the Acquired Fund, the Trust or the Acquiring Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund's or the Trust's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Company Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Trust and the Acquiring Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Trust and the Acquiring Company hereunder, and in particular that none of the assets of either the Trust or the Acquiring Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Trust, on behalf of the Acquired Fund, and the Acquiring Company and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Trust, on behalf of the Acquired Fund, and the Acquiring Company. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust, on behalf of the Acquired Fund, and the Acquiring Company. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Trust s at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The Target Portfolio Trust on behalf of Target Small Capitalization Growth Portfolio and Prudential Jennison Small Company Fund, Inc. have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE TARGET PORTFOLIO TRUST ON BEHALF OF TARGET SMALL CAPITALIZATION GROWTH PORTFOLIO
Attest: ______________________________________	By: ______________________________________ Name: Title:
PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.
Attest: ______________________________________	By: ______________________________________ Name: Title:

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Exhibit B

PROSPECTUS DATED NOVEMBER 24, 2014

The Prospectus for the Prudential Fund, dated November 24, 2014 is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

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Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2014

The Annual Report to Shareholders for the Prudential Fund for the fiscal year ended September 30, 2014, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

Proposal
Notice of Special Meeting of Shareholders
1	Prospectus/Proxy Statement
2	Summary
3	Comparison of Important Features
3	The Investment Objectives, Policies and Principal Risks of the Funds
4	Comparison of Investment Policies
8	Comparison of Other Policies
10	Additional Strategies
11	Investment Restrictions
17	Federal Income Tax Considerations
17	Comparison of Organizational Structure
21	Management of the Funds
25	Distribution Plan
25	Valuation
27	Frequent Purchases and Redemptions of Fund Shares
29	Purchases, Redemptions, Exchanges and Distributions
29	Tax Information
30	Fees and Expenses
30	Shareholder Fees and Operating Expenses
31	Expense Examples
33	Performance of the Funds
35	Reasons for the Reorganization
36	Information About the Reorganization
36	Closing
36	Expenses Resulting from the Reorganization
37	Certain Federal Tax Consequences of the Reorganization
38	Characteristics of the Prudential Fund Shares
39	Capitalization
39	Voting Information
39	Required Vote
40	How to Vote
40	Revocation of Proxies
41	Solicitation of Voting Instructions
41	Additional Information About the Portfolio Managers and Portfolio Holdings
41	Portfolio Managers
43	Additional Information about the Portfolio Managers—Compensation and Conflicts of Interest
46	Portfolio Holdings
48	Principal Holders of Shares
51	Additional Information
51	Miscellaneous
51	Shareholder Proposals
52	Exhibits to Prospectus/Proxy Statement
A-1	Exhibit A—Form of Plan of Reorganization (attached)
B-1	Exhibit B—Prospectus dated November 24, 2014 (enclosed)
C-1	Exhibit C—Annual Report for the fiscal year ended September 30, 2014 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

Dated January 21, 2014

Acquisition of the Net Assets of

Target Small Capitalization Growth Portfolio, a series of The Target Portfolio Trust

By and in exchange for shares of the

Prudential Jennison Small Company Fund, Inc.

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of Target Small Capitalization Growth Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), and the assumption of the liabilities of the Target Portfolio by Prudential Jennison Small Company Fund, Inc. (the “Prudential Fund in exchange for shares of the Prudential Fund (the “Reorganization”).

This SAI consists of this Cover Page and the Prudential Fund’s SAI dated November 24, 2014. In accordance with the instructions to the Form N-14, pro forma financial statements for the Target Portfolio and the Prudential Fund after giving effect to the proposed Reorganization are not required to be included in this SAI because the net assets of the Target Portfolio within 30 days prior to date of filing of the proxy statement and prospectus for the proposed Reorganization are less than 10 percent of the net assets of the Prudential Fund.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated January 21, 2014 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Prudential Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Trust and the Prudential Fund, other materials incorporated by reference herein, and other information regarding the Target Portfolio, the Trust and the Prudential Fund.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2

SAI INCORPORATION BY REFERENCE

The SAI of the Prudential Fund, dated November 24, 2014, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

The Prospectus and SAI of the Target Portfolio, each dated September 25, 2014, are incorporated by reference herein. The Annual Report for the Target Portfolio for the fiscal period ended July 31, 2014 is incorporated by reference herein to Form N-CSR filed on September 23, 2014.

S-2